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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2002
                                                          --------------

                             Sense Technologies Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


            B.C. Canada                      82-2978                           90010141
            -----------                      -------                           --------
  (State or other Jurisdiction of     (Commission File No.)      (I.R.S. Employer Identification No.)
          incorporation)


 14441 DuPont Court, Suite 103, Omaha, NE                               68144
 ----------------------------------------                               -----
 (Address of Principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (402) 697-3900
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 1.       Changes in Control of the Registrant.

              Not Applicable

Item 2.       Acquisition or Disposition of Assets.

              Not Applicable.

Item 3.       Bankruptcy or Receivership.

              Not Applicable.

Item 4.       Changes in Registrant's Certifying Accountant.

              Not Applicable.

Item 5.       Other Events.

              Not Applicable.

Item 6.       Resignation of Registrant's Directors.

         On March 20, 2002, Sense Technologies Inc. (the "Company") received a letter of resignation from Mr. Mark Johnson, in which, he resigned from the Board of Directors and as Interim President of the Company. Mr. Johnson's resignation became effective immediately. A copy of Mr. Johnson's resignation is filed as Exhibit 17.1 to this Form 8-K.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              a.  Financial Statements

                  Not Applicable

              b.  Pro Forma Financial Information

                  Not Applicable

              c.  Exhibits

                  17.1 Copy of Mr. Mark Johnson's resignation letter dated March 20, 2002
                  99.1 Press Release dated March 20, 2002
                  99.2 Press Release dated March 25, 2002

Item 8.       Change in Fiscal Year.

              Not Applicable.



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Item 9.       Regulation FD Disclosure.

         On March 20, 2002 and March 25, 2002, the Company announced that James
H. Cotter, formerly Vice President of JP Morgan Securities Global Mergers & Acquisitions Group, was named President and Chief Executive officer of the Company and appointed to serve on the Board of Directors. See the press releases attached as Exhibits 99.1 and 99.2.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Sense Technologies Inc.

Date:  March 25, 2002

                                       By: /s/ James H. Cotter
                                           --------------------
                                           James H. Cotter
                                           President and Chief Executive Officer